Exhibit 99.2

Setting Standards Empowering Research Building Shareholder Value Investor Presentation January 2025

Legal Information 2 Forward-looking statements This presentation contains forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates”, “targets” and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding financial outlook and business performance, including related to revenues, net loss and adjusted EBITDA, growth, margin and operating expenses; statements regarding future financial performance and expectations, operational and strategic plans, deployment of capital, cash runway and sufficiency of cash resources, potential market and growth opportunities, and future potential M&A activity; the potential to realize the expected benefits of prior and potential future acquisitions, our 2025 and 2026 financial targets, including with respect to revenue, non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, adjusted EBITDA, cash, and free cash flow; the competitive ability and position of the company, the success, cost and timing of the company’s product development, sales and marketing, and research and development activities, the company’s ability to obtain and maintain regulatory approval for its products, the sufficiency of the company’s cash, cash equivalents and short-term investments to fund operations, and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks and uncertainties related to, among other things, the outcome of any legal proceedings related to the merger; risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; risks that we may not realize expected cost savings from our restructuring plans, including the anticipated decrease in operational expenses, at the levels we expect; possible restructuring and transition-related disruption, including through the loss of customers, suppliers, and employees and adverse impacts on our development activities and results of operation; restructuring activities, including our subleasing plans, customer and employee relations, management distraction, and reduced operating performance; risks that internal and external costs required for ongoing and planned activities may be higher than expected, which may cause us to use cash more quickly than we expect or change or curtail some of our plans, or both; risks that our expectations as to expenses, cash usage, and cash needs may prove not to be correct for other reasons such as changes in plans or actual events being different than our assumptions; our ability to achieve future financial targets; changes in our business or external market conditions; challenges inherent in developing, manufacturing, launching, marketing, and selling new products; interruptions or delays in the supply of components or materials for, or manufacturing of, our products; reliance on sales of capital equipment for a significant proportion of revenues in each quarter; seasonal variations in customer operations; unanticipated increases in costs or expenses; continued or sustained budgetary, inflationary, or recessionary pressures; uncertainties in contractual relationships; reductions in research and development spending or changes in budget priorities by customers; uncertainties relating to our research and development activities, and distribution plans and capabilities; potential product performance and quality issues; risks associated with international operations; intellectual property risks; and competition. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of our most recent annual report on Form 10-K filed with the SEC on March 1, 2024. We undertake no obligation to revise or update any forward-looking statements for any reason. Non-GAAP financial information Standard BioTools has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis. The non-GAAP financial measures included in this presentation are non-GAAP gross margin, non-GAAP gross profit, non-GAAP operating expenses, and adjusted EBITDA. Management uses these non-GAAP financial measures, in addition to GAAP financial measures, as a measure of operating performance because the non-GAAP financial measures do not include the impact of items that management does not consider indicative of the Company’s core operating performance. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the Company’s core operating results. Management uses non-GAAP measures to compare the Company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliations between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP operating results are presented in the accompanying tables of this presentation. Trademarks Standard BioTools, the Standard BioTools logo, Biomark, CyTOF, CyTOF XT, EP1, Helios, Hyperion, Hyperion+ and SomaScan are trademarks and/or registered trademarks of Standard BioTools Inc. (f.k.a. Fluidigm Corporation)or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

Standard BioTools 3 OUR APPROACH Operate as OWNERS, act like INVESTORS “Increase ROI, Diversify Risk & Generate Returns” Focus on EFFICENCY to grow PROFITS “Without Margin, there is no Mission” Offer SOLUTIONS that enable “We are a business not a technology or 'omics application”

Strategy: Attract, Consolidate, Operate

Amass Talent, Build a Diversified Solutions Leader, Deliver Operational Excellence

Assemble: *Team of World Class Leaders* focused on Delivering Shareholder Return

Talent recruited from all the leading Life Science Companies + ~200 yrs of experience

Consolidate: *High-Value Products & Solutions* targeting High-Growth, High-Margin, End- Markets

Two acquisitions, $174M FY '24 revenue and $311M Q3'24 net-cash to target new M&A[1,2]

Leverage: *Standard BioTools Systems (SBS)* to Drive Business Execution, Efficiency, and Profitability

$100M in operationalized cost reduction across the two acquisitions[3], targeting adjusted EBITDA positive in 2026

[1]Net cash as of Q3 '24; Cash net of convertible debt that was paid off on November 29, 2024
[2]The unaudited, preliminary 2024 financial results presented above, including revenue, gross margin for FY 2024 and cash and cash equivalents as of December 31, 2024, are based on current expectations and may be adjusted as a result of, among other things, completion of annual audit procedures. This financial information does not represent a comprehensive statement of the Company's financial results for Q4 or FY 2024 and remains subject to the completion of financial closing procedures and internal reviews.
[3]This refers to the Fluidgm and Somalogic acquisitions

STANDARD BIOTOOLS™
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Leadership: Bring Operational Experience to Business of Science



Michael Egholm, PhD
Chief Executive Officer
Experience:
- Danaher
- Pall
- Roche



Alex Kim
Chief Financial Officer
Experience:
- Danaher
- Pall
- Milliken



Sean Mackay
Chief Business Officer
Experience:
- IsoPlexis
- PhenomeX
- Lazard



David King, PhD
SVP, Global R&D
Experience:
- IntegenX
- Affymetrix
- Guava



Mona Abou-Sayed
SVP, SBS
Experience:
- Mitel
- Danaher
- Tektronix



Anders Davas
SVP, Global Operations
Experience:
- Danaher
- Mölnlycke
- Telair



Agnieszka Gallagher
SVP, Chief Legal Officer
Experience:
- Sandoz
- Alnylam
- GSK



Stephen Williams, MD PhD
Chief Medical Officer
Experience:
- Somalogic
- Pfizer
- NIH



Betsy Jensen
Chief H.R. Officer
Experience:
- Danaher
- Gibraltar
- ITW

danaher · Roche · PALL · Milliken · GSK · Pfizer · affymetrix · SANDOZ

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Tactics: Climb the *Value* PYRAMID, Expand the *Customer* PIE

CLIMB UP TOWARDS MARGIN

EXPAND FOR TAM & GROWTH

- **APPLYING** M&A to add products, customers, and end-markets
- **TARGETING** consumables with higher margins at top of pyramid
- **FOCUSING** on instruments with high pull through relative to ASP
- **EXPANDING** service offerings to increase technology adoption



CURRENT (Q3 YTD) PRODUCT MIX
53%*
Q3 YTD
GROSS
MARGINS
MARGIN
35%*
CONSUMABLES
16%*
INSTRUMENTS
49%*,**
SERVICES
FUTURE PRODUCT MIX2
65%
TARGET
GROSS
MARGINS
MARGIN
CONSUMABLES
INSTRUMENTS
SERVICES
CURRENT END MARKETS
ACADEMIC
$13B1
BIOPHARMA
$27B1
$10B1
APPLIED &
INDUSTRIAL
FUTURE END MARKETS
$22B1
BIOPRODUCTION
$10B1
APPLIED & INDUSTRIAL
$13B1
ACADEMIC &
GOVERNMENT
$27B1
PHARMA
& BIOTECH
$40B1
CLINICAL

[1]Management estimate [2]Anticipated

*Non-GAAP gross margin excludes amortization of developing technology, non-cash stock-based compensation, and depreciation and amortization. Refer to Appendix for a reconciliation between GAAP and non-GAAP gross margin

**Includes 2% of other revenue

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Environment Needing a Partner Like Standard BioTools Emerging Life Science Tools & Biopharma Markets Difficulties Create Consolidation Opportunity $0 $10 $20 $30 $40 $50 $60 Jan '22 Jan '23 Jan '24 Jan '25 Avg. Share Price Valuation & Sales Decreases in LS Tools1 1Average share price of 13 emerging life sciences companies 7% revenue decrease in '23, and 9% decrease through Q3 '24 80% decrease in valuation Private Tools Financing Activity Down3 Public Tools Equity Financing Dried Up2 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 2021 2022 2023 2024 $- $5 $10 $15 0 10 20 30 40 50 2021 2022 2023 2024 # IPOs # FOs # RDs Total ($B) ‘24 equity issuance ($) down 93% compared to ‘21 $14B $1B $1B $1B Venture investment activity down 53% compared to ‘21 Standard BioTools has the platform to consolidate life science tools companies facing these challenges, under one channel, to create broader value to customers and return to shareholders. 2Cowen $ in billions 7 3HSBC

M&A Pipeline: Disciplined Criteria and Filling Funnel 8 Consumables Instrument Services DIVERSIFIES PRODUCT MIX & END MARKET • High margin recurring consumables • Diversified product mix • Growth in pharma and new end markets DE-RISKED TECHNOLOGY • Science fully understood • Deployable product PATH TO COMMERCIALIZATION • Clear unmet need & product market fit • Rigorously validated • Systematic VOC work SBS SYNERGIES • Accelerate Sales/Adoption • Leverage global scale • Ops and Manufacturing Academic Pharma Applied/Ag/Industrial PRIMARY END MARKET Bioprocessing Clinical M&A FOCUS & CRITERIA

Acquire Smartly, Consolidate Quickly, Leverage SBS to Deliver Value

TARGETING ASSETS WITH ROI

- Identify high-value solutions capable of lifting off from prior years of costly R&D investments
- Leverage Standard BioTools Business Systems (SBS), and its Lean Practices and Continuous improvement (Kaizen) to improve reliability and profitability
- Deliver quality improvement & cost saving opportunities to drive better customer outcomes post-acquisition

APPLYING SBS TO DRIVE IMPROVEMENT

- 32% improvement in adjusted EBITDA YTD Q3 2024
- 98% on time delivery Q4 2024 vs 78% Q4 2022
- 4+ fold Reduction in complaints FY 2024 vs FY 2022

SBS FLYWHEEL



LEAN TRANSFORMATION:
Realizing value through reduction in cost-per-unit
New Asset
Value
STANDARD
BIOTOOLS
KAIZEN
Continuously Improve on margin & customer delivery
CUSTOMER CENTRICITY
Deliver service and quality systems on demand to customers

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Fluidigm Case Study: Improving KEY Operational and Financial Metrics

TRANSFORMATION ACHIEVED OVER 18 MONTHS


FLUIDIGM

Fluidigm Completes $250 Million Strategic Capital Infusion and Changes Name to Standard BioTools Inc.

April 4, 2022

New Trading Symbol (NASDAQ:LAB) Expected to be Effective April 6, 2022

Appoints New Management Team and Additional Board Members with Significant Experience to Reinvigorate Growth and Enhance Product Portfolio

Embarks on New Chapter of Focused Execution and Growth

Stabilized topline margin expansion, and reduced spend


Revenue
+8% YOY
$98 mm
$106 mm
FY22
FY23
Gross Profit[1]
+28% YOY
$50 mm
$64 mm
FY22
FY23
Operating Expense[1]
-17% YOY
$119 mm
$99 mm
FY22
FY23
Operating Cash Use[1]
-53% YOY
$90 mm
$42 mm
FY22
FY23

[1]Non-GAAP

STRATEGIC RATIONALE

- Company had spent ~$900M of cash prior to acquisition, and despite 20+ years of operations, declining sales and extensive operating losses.
- Attractive jumping off point and an instrument sales chassis for growth
- Operating discipline was required to drive quality & profitability and improve customers experience
- Embedded within the company is leading proteomics OEM within microfluidics (Olink partnership) and pioneer of spatial proteomics (IMC)

PROGRESS HIGHLIGHTS

- Rationalized portfolio, streamlined organization, invested in quality
- 9% top-line growth yoy, with 900bp non-GAAP gross margin expansion YoY (2022-23)
- 17% reduction in non-GAAP OpEx YoY (2022-23) & 53% improvement in operating cash use
- Managed Gx business to contribution margin setting up for profitable growth
- Mass Cytometry business on path to profitability and growth

STANDARD BIOTOOLS™

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SomaLogic Merger: Improving Key Metrics, 12 Months In

TRANSFORMATION ACHIEVED:
FIRST 12 MONTHS


STANDARD BIOTOOLS

Standard BioTools Completes Merger with SomaLogic, Creating a Diversified and Scaled Leader in Life Sciences Tools

January 5, 2024

Establishes Leading Platform of Complementary Multi-omic Technologies with Enhanced Scale and Commercial Reach; Strengthened Balance Sheet to Self-Fund Future Growth Initiatives

Proforma OpEx reduction


$250M
$80M
Synergies
Targeting
EBITDA+
1H'23 Ann.
FY'24
FY '26

[1]Net cash as of Q3 '24; Cash net of convertible debt that was paid off on November 29, 2024

STRATEGIC RATIONALE

- Company had spent ~$800M of cash prior to acquisition; similar to Fluidigm, required operating discipline to drive to profitability
- Cash position of $425M+ pre merger. Enabled further restructuring activities, investment in competitive studies, & reduction of technical debt
- Underlying proteomic aptamer technology uniquely positioned as the only scalable serum proteomics offering; required reducing technical debt

PROGRESS HIGHLIGHTS

- Accelerated timeline of achievement cost synergies, with $80M in total cost savings operationalized to date, targeting profitability in 2026
- In collaboration with Illumina in Q1'24, rolled out early access program of SomaScan™ assays leveraging >2,000 Illumina instrument installations to drive higher margin consumable revenue
- Combined company net cash of $311M[1] as of Q3 24, enabling further growth-oriented M&A moving forward

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12 Executing Our M&A Strategy: Two Transformative Acquisitions FY22 $98M FY24 FY 25 - 26 $106M FY23 $174M M&A SBS FLYWHEEL M&A STRATEGY DRIVING REVENUE GROWTH New Asset LEAN TRANSFORMATION: Realizing value through reduction in cost-per-unit KAIZEN Continuously Improve on margin & customer delivery CUSTOMER CENTRICITY Deliver service and quality systems on demand to customers Value

Next Inning for Standard BioTools

Building a Diversified Life Science Tools Industry Leader

PHASE 1: 2022 TO 2024

Merged Two Businesses: Turned around two technology focused cash burning situations to $174 million in revenue with path to 2026 profitability

Moving up pyramid to higher GM businesses: Transitioned to 80% consumable and services mix. Path to further consumables growth with Illumina proteomics partnership

Leveraged SBS and lean systems on cost & quality: Delivered $100million+ in overall cost savings to two acquisitions, while driving down customer complaints 4 fold, and increasing on time delivery by 20%

PHASE 2: 2025 TO 2026

Close 4-6 growth driving acquisitions: Current end markets and capital markets creating large funnel to execute on

Shift Product Portfolio Mix up Value Pyramid: Continued evolution into consumables and kits business, as Illumina partnership matures, SOMAmer™ reagent launch, & focused M&A across industry.

Deliver Profitable, Lean Enterprise with SBS: Complete cost take out & GM improvement to ensure profitable growth, while continuously improving customer & quality metrics

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Product Portfolio & Opportunity 14

Proteomics: A Large Opportunity, Entering Transformative Era

Proteomics TAM[1]
Large + High CAGR

2023



$32 Billion

14.9% CAGR

2032



$110 Billion

Transformative Era
Impacting Large Areas of Human Health

Genomic Driven

Limited / Targeted Populations

Targeted Oncology & Gene Variant Diseases

Proteomic Driven

Large, Growing Populations

Cardiometabolic (i.e. GLP-1), cardiovascular, Alzheimer's, and immunological disease

Standard BioTools' DNA based SOMAmers are Positioned to Capitalize on Large Opportunity Ahead

[1] Biospace 2024.

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Portfolio Capitalizing on Transition from Genomics to Proteomics

Q3'24 REVENUE MIX



31%
CONSUMABLES
12%
INSTRUMENTS
41%
LAB SERVICES
14%
FIELD SERVICES
OTHER

SERVICES & CONSUMABLES

SOMASCAN
PLASMA PROTEOME



KREX
ANTIBODY PROFILING



OMICS AS A SERVICE
SINGLE CELL PROTEOMICS
SPATIAL PROTEOMICS



INSTRUMENTS & CONSUMABLES

CYTOF
SINGLE CELL PROTEOMICS



HYPERION
SPATIAL PROTEOMICS



BIOMARK
FLUIDICS WORKFLOW



Reflects combined historical information with certain adjustments, assuming the merger closed on January 1, 2023.

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Proteomics Era Unlocked with DNA-Based SOMAmers 17 Population Genomics Population Proteomics Detect ATCG Distinct Capture of 10K+ proteins DNA Based SOMAmers: Scale in ways Antibodies Cannot 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 0 2000 4000 6000 8000 10000 12000 # protein measurements Precision on duplicates (1-CV %) 1.1k 5k 11k SOMASCAN ASSAY SCALING LEADING HIGH PLEX ANTIBODY BASED COMPETITOR 5k 3k 96 7k k=1,000s Limited by Antibodies to Date Straightforward, Led by Illumina Rooney et al. Plasma proteomic comparisons change as coverage expands for SomaLogic and Olink. MedRxiv Preprint. 2024 ATCG

SomaScan: Leading Platform, Data, & Therapeutic Partners

SBI's Leading SOMAmer Solution

Positioned at '25 Tipping Point

1,000+

Proteomics publications

nature genetics

Article https://doi.org/10.1038/s41588-024-01972-8

Proteogenomic analysis of human cerebrospinal fluid identifies neurologically rel pr

Cell

CSF proteomics identifies early changes in autosomal dominant Alzheimer's disease nature medicine

Published January 03, '25 by ***Novo Nordisk***

Measuring **~6,400** human proteins in nearly **2,000** participants, uncovered key insights into semaglutide (i.e. GLP-1), including **cardiovascular benefits**

nature medicine

Article https://doi.org/10.1038/s41591-024-03355-2

Proteomic changes upon treatment with semaglutide in individuals with obesity

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Integration of SOMAmers with Illumina's Leading NGS Platform

DNA based SOMAmers + Illumina NGS



nature medicine
Proteomic changes upon treatment with semaglutide in individuals with obesity nature genetics
Proteogenomic analysis of human cerebrospinal fluid identifies neurologically relevant regulation and implicates causal proteins for Alzheimer's disease
Cell
Article
CSF proteomics identifies early changes in autosomal dominant Alzheimer's disease

+



1.1k
5k
7k
11k
SOMASCAN ASSAY SCALING
LEADING HIGH PLEX
ANTIBODY BASED COMPETITOR
protein measurements

+

illumina



Key '24/'25 Data:
Leading Population Biomarker Studies[1]

Multiple '24 Studies:
Aptamers are Only Scalable Solution on the Market Today

2000+
Installed base of NovaSeq Instruments

Transformative Opportunity





Transformative Era for Proteomics: Opportunity over the next decade

Standard Bio hosting its Aptamer Scientific Round Table in Q1: Information to follow

[1]Maretty et al. Nature Medicine. 2025;Western et al. Nature Genetics. 2024; Shen et al. Cell. 2024

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Standard BioTools 20 OUR APPROACH Operate as OWNERS, act like INVESTORS “Increase ROI, Diversify Risk & Generate Returns” Focus on EFFICENCY to grow PROFITS “Without Margin, there is no Mission” Offer SOLUTIONS that enable “We are a business not a technology or 'omics application”

Appendix: Financials 21

Q3 2024 Revenue Continued Focus on Diversifying Revenue Mix Pro Forma Combined Q3 2024 YOY Q3 YTD 2024 YOY Consumables $14M 13% $45M 21% Instruments $6M (42%) $20M (28%) Lab Services $18M 1% $41M (23%) Field Services $6M (4%) $19M 0% Collaboration and other $1M 10% $3M (19%) TOTAL $45M (5%) $128M (9%) The selected 2024 unaudited pro forma financial information combines the Company's financial results for the three and nine month periods ended September 30, 2024, and the historical results of SomaLogic for the five-day period ended on January 5, 2024, the closing date of the merger between the Company and SomaLogic (the “Merger”). See “Unaudited Pro Forma Results” below for discussion of the pro forma financial information. Numbers may not add, and percentages may not foot due to rounding. • Consumables growth driven by kit sales to authorized sites and Illumina early access program • Instrument revenue declined due to continued capital spending constraints • Services saw favorable timing from few large customer projects alongside new customer growth 22

Q3 2024 Gross Margin (Non-GAAP)

Executing Roadmap to Expanded Gross Margin Profile

Pro Forma Combined	Q3 2024	YoY	Q3 YTD 2024	YoY
Non-GAAP Gross Margin $	$26M	**$1M**	$68M	**($5M)**
Non-GAAP Gross Margin %	57%	**520 bps**	53%	**110 bps**

- **520** bps positive impact in Q3 2024 over Q3 2023 from mix shift driven by lower instrument sales, as well as by improved yields, lower scrap and lower warranty costs due to SBS

Non-GAAP gross margin excludes amortization of developed technology, non-cash stock-based compensation, and depreciation and amortization. Refer to Appendix for a reconciliation between GAAP and non-GAAP gross margin.

The selected 2024 unaudited pro forma financial information combines the Company's financial results for the three and nine month periods ended September 30, 2024, and the historical results of SomaLogic for the five-day period ended on January 5, 2024, the closing date of the Merger. Numbers may not add, and percentages may not foot due to rounding.

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Q3 2024 Operating Expenses (Non-GAAP) Non-GAAP OpEx Reduction Showing up in Q3 Run Rate • 24% and $13M reduction in Q3 2024 pro forma combined non-GAAP Opex over Q3 2023 • Ahead of plan on synergies with $80M merger cost synergies operationalized; preserving investments in growth initiatives Non-GAAP OpEx excludes stock-based compensation, depreciation and amortization. Refer to Appendix for a reconciliation between GAAP and non-GAAP OpEx. The selected 2024 unaudited pro forma financial information combines the Company's financial results for the three and nine month periods ended September 30, 2024, and the historical results of SomaLogic for the five-day period ended on January 5, 2024, the closing date of the Merger. Numbers may not add, and percentages may not foot due to rounding 24 Q3 YOY Non-GAAP Pro Forma Opex Reduction 24% Pro Forma Combined Q3 2024 % of Revenue Q3 2023 % of Revenue R&D $11M 26% $13M 28% SG&A $28M 63% $39M 83% Total $40M 89% $53M 111%

Q3 2024 Adjusted EBITDA (Non-GAAP) Maintain Vigilance and Focus on Bottom Line Pro Forma Combined Q3 2024 YoY Q3 YTD 2024 YoY Operating Loss $ ($32M) $16M ($147M) $6M Net Loss $ ($27M) $14M ($135M) ($26M) Adjusted EBITDA $ ($14M) $14M ($69M) $33M • 50% and $14M improvement in Q3 2024 pro forma combined Adjusted EBITDA over Q3 2023 Adjusted EBITDA excludes purchase accounting items, restructuring charges, transaction and integration expenses, stock-based compensation, gain/loss on disposal of property and equipment, and other non-operating expenses. Refer to earnings press release for a reconciliation between GAAP net loss and non-GAAP adjusted EBITDA. The selected 2024 unaudited pro forma financial information combines the Company's financial results for the three and nine month periods ended September 30, 2024, and the historical results of SomaLogic for the five-day period ended on January 5, 2024, the closing date of the Merger.. Numbers may not add, and percentages may not foot due to rounding. 25

Q3 2024 Cash Numbers in cash use table are non-GAAP and based on calculations derived from company’s financial books and records. Adjusted cash burn excludes transaction and integration-related, restructuring-related, capex, and share repurchases. | Numbers may not add, and percentages may not foot due to rounding. $367.6M Q3 2024 improvement in Adjusted Cash Burn Runway to Execute Growth Strategy 29% Balance sheet to support continued growth initiatives Planned reduction in operating burn through revenue growth, gross margin expansion and opex synergies Cash runway to fund business to cash flow positive A T 9 / 3 0 / 2 0 2 4 Cash & equivalents, restricted cash and short-term investments Q3 2024 Q3 2023 Adjusted Cash Burn $21.3M $29.8M Transaction and Integration-Related 2.0M - Restructuring-Related 2.9M 2.5M Capex 2.2M 1.3M Share repurchases - 0.4M Total Pro Forma Combined Cash Use $28.4M $34.0M 26

Capitalization Table (in millions, except per share data) Issued and Outstanding(a) Fully Diluted Common Shares 372M 372M 2019 Convertible Notes (b) - 19M Restricted Stock Units - 14M Warrants(c) - 12M Stock Options (d) - 40M Total Shares 372M 457M Market Capitalization (e) $718M Cash and short-term investments at September 30, 2024 (f) $ 368M Enterprise Value(f) $ 350M (a) Capitalization table is reflective of common shares and equivalents reported as of September 30, 2024. (b) Conversion rate is subject to adjustment upon occurrence of certain specified events. (c) Warrants outstanding as of September 30, 2024 were 10.5 million, convertible to shares of Standard BioTools at an exchange ratio of 1.11. Warrants are reflected on a fully dilutive basis. (d) Outstanding options have a weighted average exercise price of $4.26. (e) Based on $1.93 closing price of common stock on September 30, 2024 (f) Reflects market capitalization less cash, cash equivalents, restricted cash, and short-term investments as of September 30, 2024. 27

Non-GAAP Reconciliation Gross Margin Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company’s Reports on Form 10-Q for the relevant periods. | Numbers may not add, and percentages may not foot due to rounding. As Reported Pro Forma Q3 2024 Q3 2023 Q3 2024 Q3 2023 GAAP Gross Profit ($M) $23.3 $11.2 $23.3 $20.1 Add: Amortization of Acquired Intangible Assets 0.6 2.8 0.6 3.4 Add: Depreciation and Amortization in COGS 1.4 0.3 1.4 0.8 Add: Stock-Based Comp in COGS 0.4 0.2 0.4 0.3 Add: Cost of Sales Adjustment 0.0 0.0 0.0 0.0 Non-GAAP Gross Profit $25.6 $14.5 $25.6 $24.5 GAAP Gross Margin 51.7% 44.0% 51.7% 42.5% Add: Amortization of Acquired Intangible Assets 1.2 11.0 1.2 7.1 Add: Depreciation and Amortization in COGS 3.2 1.3 3.2 1.6 Add: Stock-Based Comp in COGS 0.8 0.7 0.8 0.5 Add: Cost of Sales Adjustment 0.0 0.0 0.0 0.0 Non-GAAP Gross Margin 56.9% 57.0% 56.9% 51.7% 28

Non-GAAP Reconciliation - YTD Gross Margin Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company’s Reports on Form 10-Q for the relevant periods. | Numbers may not add, and percentages may not foot due to rounding. As Reported Pro Forma Q3 YTD 2024 Q3 YTD 2023 Q3 YTD 2024 Q3 YTD 2023 GAAP Gross Profit ($M) $62.4 $37.1 $60.9 $61.9 Add: Amortization of Acquired Intangible Assets 3.1 8.4 3.1 10.1 Add: Depreciation and Amortization in COGS 3.4 1.0 3.4 2.2 Add: Stock-Based Comp in COGS 0.9 0.6 0.9 0.8 Add: Cost of Sales Adjustment (1.8) 0.0 0.0 (1.3) Non-GAAP Gross Profit $67.9 $47.1 $68.3 $73.6 GAAP Gross Margin 48.8% 47.5% 47.5% 43.9% Add: Amortization of Acquired Intangible Assets 2.4 10.7 2.4 7.1 Add: Depreciation and Amortization in COGS 2.7 1.3 2.7 1.5 Add: Stock-Based Comp in COGS 0.7 0.8 0.7 0.6 Add: Cost of Sales Adjustment (1.4) 0.0 0.0 (0.9) Non-GAAP Gross Margin 53.2% 60.3% 53.3% 52.2% 29

Non-GAAP Reconciliation Operating Expenses Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company’s Reports on Form 10-Q for the relevant periods. | Numbers may not add, and percentages may not foot due to rounding. As Reported Pro Forma In $M Q3 2024 Q3 2023 Q3 2024 Q3 2023 GAAP R&D $13.2 $6.4 $13.2 $14.8 Less: Stock-Based Comp in R&D 0.7 0.5 0.7 1.0 Less: Depreciation and Amortization in R&D 0.9 0.1 0.9 0.5 Non-GAAP R&D $11.5 $5.8 $11.5 $13.2 GAAP SG&A $34.4 $22.3 $34.4 $44.9 Less: Stock-Based Comp in SG&A 4.8 2.7 $4.8 3.7 Less: Amortization of Acquired Intangible Assets 0.2 0.0 0.2 0.2 Less: Depreciation and Amortization in SG&A 1.0 0.7 1.0 1.6 Less: Loss on Disposal of PP&E 0.0 0.0 0.0 0.0 Non-GAAP SG&A $28.3 $18.8 $28.3 $39.4 30

Non-GAAP Reconciliation - YTD Operating Expenses Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company’s Reports on Form 10-Q for the relevant periods. | Numbers may not add, and percentages may not foot due to rounding. As Reported Pro Forma In $M Q3 YTD 2024 Q3 YTD 2023 Q3 YTD 2024 Q3 YTD 2023 GAAP R&D $48.4 $19.0 $49.0 $47.5 Less: Stock-Based Comp in R&D 4.5 1.2 4.5 2.5 Less: Depreciation and Amortization in R&D 2.6 0.4 2.6 1.6 Non-GAAP R&D $41.3 $17.4 $41.9 $43.4 GAAP SG&A $119.0 $66.2 $111.6 $154.9 Less: Stock-Based Comp in SG&A 18.9 7.8 12.0 17.9 Less: Amortization of Acquired Intangible Assets 0.5 0.0 0.5 0.5 Less: Depreciation and Amortization in SG&A 3.3 1.5 3.3 4.2 Less: Loss on Disposal of PP&E 0.4 0.1 0.4 0.1 Non-GAAP SG&A $95.9 $56.9 $95.3 $132.2 31